UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2010

ASTA FUNDING, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-26906	22-3388607
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-567-5648

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

Asta Funding, Inc. and its subsidiaries (the “Company”) received a letter from the Federal Trade Commission (“FTC”) regarding an Order to File a Special Report pursuant to a resolution of the FTC titled “Resolution Directing the Use of Compulsory Process to Study the Practice of Debt Buying”. The Company was among nine debt buying companies that received this correspondence from the FTC. The Order requests certain information and documentation from the Company with regard to business practices. According to the letter, the FTC will use the information gathered in response to the Orders in connection with a study of the debt buying industry. The Company intends to cooperate fully with the FTC.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTA FUNDING, INC.

Date: January 14, 2010	By:	/s/ Robert J. Michel

Robert J. Michel
Chief Financial Officer